Exhibit 32.1

CERTIFICATION
PURSUANT TO SECITON 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (A0 AND (B) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of U.S. Wireless Data, Inc., a Delaware corporation (the “Company”), does herby certify, to such officer’s knowledge, that:

The Form 10-KSB for the year ended June 30, 2006 (the “Form 10-KSB”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2006	/s/ Robert Ellin
Robert Ellin, Chief Executive Officer

Date: October 13, 2006	/s/ Jay Wolf
Jay Wolf, Chief Operating Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.